UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

Nextracker Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41617	36-5047383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Paseo Padre Parkway, Fremont, California 94555
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 270-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $0.0001 per share	NXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 20, 2023, Nextracker Inc. (the “Company”) held its annual shareholders meeting via virtual webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on four proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on July 31, 2023 (the “Proxy Statement”). A total of 136,964,960 shares of the Company’s Class A and Class B common stock were present or represented by proxy at the Annual Meeting, representing 94.74% of the combined voting power of the shares of Class A common stock and Class B common stock (voting together as a class) outstanding as of the close of business on July 24, 2023, the record date for the determination of shareholders entitled to vote at the Annual Meeting. Holders of shares of the Company’s Class A common stock and Class B common stock were each entitled to one vote for each share held as of the close of business on the record date.

The following are the voting results on the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Proxy Statement.

Proposal 1. Election of Directors

The following nominees were elected to serve as the Class I directors until the Company’s 2026 annual meeting of shareholders and until their respective successors are duly qualified, or, if sooner, until the director’s earlier death, resignation or removal, based on the following results of voting:

Nominee	For	Withhold	Broker Non- Votes
Paul Lundstrom	113,156,352	21,975,437	1,833,171
Scott Offer	113,130,583	22,001,206	1,833,171
Daniel Shugar	120,808,971	14,322,818	1,833,171
William Watkins	112,490,642	22,641,147	1,833,171

Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm

The selection of Deloitte & Touche LLP as the independent registered accounting firm for the Company for the fiscal year ending March 31, 2024 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,941,645	9,211	14,104	N/A

Proposal 3. Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The results of the advisory vote regarding the Company’s fiscal year 2023 executive compensation as disclosed in the Proxy Statement were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
132,559,449	2,551,187	21,153	1,833,171

Proposal 4. Approval, on an Advisory Basis, of the Frequency of Future Shareholder Advisory Votes on the Compensation of the Company’s Named Executive Officers

The results of the vote for the approval, on a non-binding advisory basis, of the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers, were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
135,060,453	42,426	7,507	21,403	1,833,171

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Company will hold an annual advisory vote to approve the compensation of its named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nextracker Inc.

	By:	/s/ Léah Schlesinger
Léah Schlesinger
General Counsel, Chief Ethics and Compliance Officer

Date: September 22, 2023